EXHIBIT 10.23.2
                                                                 ---------------


                                PLEDGE AGREEMENT


         This Pledge Agreement is entered into as of the 12th day of July, 2001, by Wedgwood Partners, Ltd., Limited Partnership ("Pledgor"), in favor of Vestin Mortgage (the "Secured Party").

                                    SECTION I


         SECURITY INTEREST. For value received, the receipt and sufficiency of which is hereby acknowledged, including, without limitation, the agreement by Secured Party to make a loan to Pledgor, pursuant to a Promissory Note in the principal amount of $12,000,000 entered into on the date hereof between Pledgor and Secured Party (the "Note"), Pledgor has granted, and does hereby grant to Secured Party, a security interest in and agrees and acknowledges that Secured Party have and shall continue to have a security interest in the following described property, to-wit:

                  6,000,000 shares of the outstanding Series H Preferred Stock, par value $0.10, of Greenbriar Corporation, a Nevada corporation, (the "Issuer") currently owned by Pledgor;

together with all moneys, income, proceeds and benefits attributable or accruing to such property including, but not limited to, all stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new security or other properties or benefits to which Secured Party are or may hereafter become entitled to receive on account of such property. All of the property in which Secured Party are hereby granted a security interest shall herein sometimes be called the "Collateral" and/or the "Pledged Securities". Such Pledged Securities shall be issued in the name of the Pledgor and delivered to Secured Party, together with stock powers signed in blank, in order to perfect the Security Interest in the shares. The shares will be delivered from such holder to the Pledgor upon payment in full of the obligations.

                                   SECTION II

         OBLIGATIONS. The Collateral granted hereby is to secure the payment and performance of any and all indebtedness, obligations, and liabilities incurred by the Pledgor to the Secured Party pursuant to the terms and provisions of the Note.



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                                   SECTION III

         EVENTS OF DEFAULT. The occurrence of any of the following events or conditions shall constitute an "Event of Default":

                  (b)      Default in the payment of the Note when due;

                  (c) The levy of any attachment, execution, garnishment or other process against all or any part of the Collateral in connection with any lien, debt, judgment, assessment or obligation of Pledgor, or the levy of any such process against any other property of Pledgor which would tend to have a material adverse effect upon Pledgor' ability to perform its obligations to Secured Party; or

                  (d) Any representation or warranty made by Pledgor in this Pledge Agreement or in any other agreement, certificate, financial or other statement furnished by Pledgor pursuant hereto or in connection herewith is untrue in any material respect as of the date made or furnished.

                                   SECTION IV

         REMEDIES OF SECURED PARTY. Upon the happening of any Event of Default specified herein, and at any time thereafter, at the option of the holder thereof, the Note shall become immediately due and payable without presentment, demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, protest, notice of dishonor, or any other notice whatsoever to Pledgor, and Secured Party shall have and may exercise with reference to the Collateral and Note any and all of the rights and remedies of a secured party under the Uniform Commercial Code as then in effect in the State of Nevada, and as otherwise granted herein or under any other applicable law (all of which rights and remedies shall be cumulative), including, without limitation, the right to sell the Pledged Securities, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash or on credit, or for future delivery without assumption of any credit risk, and at such price or prices as Secured Party may deem satisfactory.

                  Secured Party may be the purchaser of all or any part of the Collateral and/or the Pledged Securities so sold at any public sale (or if the Pledged Securities are of a type customarily sold in a recognized market or are of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim or right of whatever kind. Secured Party is hereby authorized at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Securities to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Pledged Securities. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely free from any claim or right of whatever kind.


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         Secured  Party  shall  give  Pledgor  ten days'  written  notice of its intention to make any such public or private sale or sale at broker's board or on a securities exchange. Such notice, in the case of a public sale, shall state the time and place fixed for such sale, and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Pledged Securities may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Secured Party until the purchase price is paid by the purchaser thereof, but Secured Party shall not incur any liability due to any failure of such purchaser to take up and pay for the Pledged Securities so sold and, upon such failure, such Pledged Securities may again be sold upon like notice. Instead of exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit or suits at law or in equity to foreclose the security interests herein granted and sell the Collateral and/or Pledged Securities, or any part thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         Secured Party is hereby granted the right, after the occurrence of an Event of Default, to transfer at any time to itself or its nominee the Pledged Securities, or any part thereof, and thereafter to exercise all voting rights with respect to any such Pledged Securities so transferred and to receive the proceeds, payments, moneys, income or benefits attributable or accruing thereto and to hold the same as security for the Note, or at Secured Party's election, to apply such amounts to the Note, whether or not then due, in such order as Secured Party may elect, or, Secured Party may, at its option, without transferring such Pledged Securities to its nominee, exercise all voting rights with respect to the Pledged Securities and vote all or any part of the Pledged Securities at any regular or special meeting of shareholders.

                                    SECTION V

         VOTING RIGHTS.
         --------------

                  Pursuant to the Certificate of Designations, Preferences and Rights of Preferred Stock creating the shares of Series H Preferred Stock (the "Certificate"), the Shares pledges as collateral do not have the right to vote unless there has been a change of control of the Issuer or unless there shall occur an event of default under the loan documents. A special event of default for purposes of this Agreement and the Certificate is hereby created as follows:
The special event of default shall be deemed to be one or more of the following events: (i) there shall have occurred a renewed attempt by LSOF Opportunity Fund, L.P. in litigation pending in the District Court of Dallas County, Texas to assert control of the Issuer through the issuance of common stock to LSOF pursuant to an order of such court; or (ii) the negotiations between LSOF and the Issuer in progress on the date of this Agreement shall be abandoned without concluding a final agreement.


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

                  In the event of the special default defined by this Section, the Issuer shall give notice to the Secured Party, and the sole and exclusive remedy of Secured Party shall be that the Shares constituting the Collateral shall immediately and without further action by any party become fully voting by the registered owner thereof as provided in the Certificate. In the event the default shall be cured, the Shares shall be restored to the non-voting status described in the Certificate.



                                   SECTION VI

         MISCELLANEOUS.
         -------------

         Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral against prior Party.

         No delay or omission on the part of Secured Party in exercising any rights hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         It is the intention of the parties to comply with applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Pledge Agreement, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by such laws.

         All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; however, this Agreement and the rights of Secured Party hereunder may not be transferred or assigned without the consent of the Issuer. The rights and remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided herein shall not be construed as a waiver of any of the other remedies of Secured Party.

         The security interest hereby granted and all the terms and provisions hereof shall continue in full force and effect, and all the terms and provisions hereof shall remain effective as between the Party, until the repayment by Pledgor of the Note.


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         This Pledge  Agreement and the security  interest herein granted are in addition to, and not in substitution, novation or discharge of, any and all prior or contemporaneous agreements and security interests in favor of Secured Party or assigned to Secured Party by Pledgor. All rights, powers and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of this Pledge Agreement shall govern and control.

         Any provision of this Pledge Agreement found to be invalid under the laws of the State of Nevada, or any other state having jurisdiction or other applicable law, shall be invalid only with respect to the offending provision. All words used herein shall be construed of such gender or number as the circumstances require. The laws of the State of Nevada and, as applicable, the laws of the United States of America, shall govern this Pledge Agreement, its construction, interpretation and enforcement.

         THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE APPICABLE LAWS OF THE STATE OF NEVADA AND THE LAWS OF THE UNITED STATES OF AMERICA. THE COUNTY OF CLARK, NEVADA SHALL BE THE PROPER PLACE OF VENUE TO ENFORCE PAYMENT OF THIS AGREEMENT.

         This Pledge Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Party hereto have caused this agreement to be executed as of the date first above written.

                                      WEDGWOOD PARTNERS, LTD.
                                      LIMITED PARTNERSHIP

                                      By:  GRB, LLC, a Nevada limited liability
                                      Company, General Partner

                                      By: Greenbriar Acquisition Corporation, a
                                      Nevada Corporation, Manager


                                      By:  /s/ Gene S. Bertcher
                                        ----------------------------------------
                                           Executive Vice President




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                                      VESTIN MORTGAGE


                                      By:  /s/ Stephen J. Byrne
                                        ----------------------------------------
                                      Stephen J. Byrne, Chief Executive Officer

                                      ISSUER:

                                      GREENBRIAR CORPORATION


                                      By:  /s/ Gene S. Bertcher
                                        ----------------------------------------
                                      Gene S. Bertcher, Executive Vice President




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